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                                    UNITED STATES

                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) June 14, 1999
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                                  SpatiaLight, Inc.
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                  (Exact name of registrant as specified in charter)


New York                            000-19828               16-1360382
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(State or other jurisdiction       (Commission              (IRS Employer
    of incorporation)              File Number)             Identification No.)


9 Commercial Blvd., Suite #200
Novato, California                                                         94949
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code   (415) 883-1693



            (Former name or former address, if changed since last report)


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Item 4.  Changes in Certifying Accountants

On June 14, 1999, the Company engaged KPMG LLP to act as its independent auditors to audit the Company's consolidated financial statements. The Company did not consult with KPMG LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements during the Company's two most recent fiscal years or during the subsequent interim periods.

ITEM 7.  EXHIBITS.

          (a)  Financial statements of business acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               Not applicable.


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                                     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SPATIALIGHT, INC.



 Date: June 14, 1999                     By:  /s/ Michael Burney
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                                              Michael Burney
                                              Chief Executive Officer


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